Exhibit 10.6

AMENDMENT NO. 3
AMENDMENT NO. 3, dated as of May 8, 2015 (this “Amendment”), to the Credit Agreement dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of February 21, 2013, by Amendment No. 2, dated as of September 3, 2014 and as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among PRESTIGE BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), PRESTIGE BRANDS, INC., a Delaware corporation (the “Borrower”), the other Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, Section 2.15 of the Credit Agreement permits the Borrower to obtain Credit Agreement Refinancing Indebtedness from one or more Additional Refinancing Lenders pursuant to a Refinancing Amendment;
WHEREAS, the Borrower desires to incur Permitted First Priority Refinancing Debt as a Refinancing Series of Credit Agreement Refinancing Indebtedness constituting a new Class under the Credit Agreement, which Permitted First Priority Refinancing Debt will be referred to as the Term B-3 Loans, which Term B-3 Loans shall have identical terms with and the same rights and obligations under the Loan Documents as the Term B-1 Loans and the Term B-2 Loans and will be in the same aggregate principal amount as the total of the Term B-1 Loans and Term B-2 Loans, except in each case as such terms are amended hereby;
WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) and checks “Cashless Settlement Option” on such Consent shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Arrangers) of its Term Loans for Term B-3 Loans, and such Lender shall thereafter become a Term B-3 Lender;
WHEREAS, each Person (in such Person’s capacity as an Additional Refinancing Lender) that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Term B-3 Lender will make Term B-3 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term Loans (as defined herein);
WHEREAS, the Borrower, the Lenders delivering Consents hereto and the Additional Term B-3 Lender (constituting the Required Lenders as of the Amendment No. 3

Effective Date) hereby agree to make the amendments and waivers to the Credit Agreement set forth in Section 4 immediately following the occurrence of the Amendment No. 3 Effective Date;
WHEREAS, the Borrower shall pay to each Term Lender immediately prior to the effectiveness of this Amendment all accrued and unpaid interest on its Term Loans to, but not including, the Amendment No. 3 Effective Date;
WHEREAS, Holdings has engaged each of (i) Barclays Bank PLC and Citigroup Global Markets Inc. to act as joint lead arrangers hereunder (collectively, in such capacities, the “Amendment No. 3 Joint Lead Arrangers”), (ii) Barclays Bank PLC, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., RBC Capital Markets and Deutsche Bank Securities, Inc. to act as joint lead bookrunners hereunder (collectively, in such capacities, the “Amendment No. 3 Joint Lead Bookrunners”), (iii) Barclays Bank PLC to act as syndication agent hereunder (in such capacity, the “Amendment No. 3 Syndication Agent”) and (iv) Morgan Stanley Senior Funding, Inc., RBC Capital Markets and Deutsche Bank Securities, Inc. to act as documentation agents hereunder (collectively, in such capacities, the “Amendment No. 3 Documentation Agents”);
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments and Consents.
Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended or consented to as follows:
(a)The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
“Additional Term B-3 Commitment” means, with respect to any Person, the commitment of such Person to make an Additional Term B-3 Loan on the Amendment No. 3 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-3 Lender to Amendment No. 3. The aggregate amount of the Additional Term B-3 Commitments of all such Persons shall equal the outstanding aggregate principal amount of Non-Exchanged Term Loans.
“Additional Term B-3 Lender” means a Person with an Additional Term B-3 Commitment to make Additional Term B-3 Loans to the Borrower on the Amendment No. 3 Effective Date, which for the avoidance of doubt may be an existing Term Lender.
“Additional Term B-3 Loan” means a Loan that is made pursuant to Section 2.01(d)(ii) of the Credit Agreement on the Amendment No. 3 Effective Date.

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of May 8, 2015.
“Amendment No. 3 Arrangers” means Barclays Bank PLC and Citigroup Global Markets Inc.
“Amendment No. 3 Effective Date” means May 8, 2015, the date on which all conditions precedent set forth in Section 4 of Amendment No. 3 are satisfied.
“Exchanged Term Loans” means each Term B-1 Loan (or portion thereof) and Term B-2 Loan (or portion thereof) as to which the Lender thereof has consented pursuant to a Consent (as defined in Amendment No. 3) to exchange into a Term B-3 Loan via cashless settlement and the Amendment No. 3 Arrangers have allocated into a Term B-3 Loan. The aggregate principal amount of Exchanged Term Loans on the Amendment No. 3 Effective Date is $691,183,716.79.
“Non-Exchanged Term Loan” means each Term B-1 Loan (or portion thereof) and each Term B-2 Loan (or portion thereof) other than an Exchanged Term Loan. The aggregate principal amount of Non-Exchanged Term Loans on the Amendment No. 3 Effective Date is $161,316,283.23.
“Term B-3 Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Term B-1 Loans (or such lesser amount allocated to it by the Amendment No. 3 Arrangers) and Term B-2 Loans (or such lesser amount allocated to it by the Amendment No. 3 Arrangers) for a principal amount of Term B-3 Loans equal to such entire principal amount (or such lesser amount) on the Amendment No. 3 Effective Date. For the avoidance of doubt, the Term B-3 Commitments constitute Refinancing Term Commitments.
“Term B-3 Lender” means a Person holding a Term B-3 Loan from time to time.
“Term B-3 Loan” means, collectively: (i) each Exchanged Term Loan and (ii) from and after the making thereof pursuant to Section 2.01(d)(ii), each Additional Term B-3 Loan. For the avoidance of doubt, the Term B-3 Loans constitute Refinancing Term Loans.
(b)The definition of “Agreement” in Section 1.01 of the Credit Agreement is hereby amended by adding deleting “and Amendment No. 2 and” and replacing it with “, Amendment No. 2. and Amendment No. 3 and”
(c)The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means a percentage per annum equal to (A) for Eurocurrency Rate Loans 2.75% and (B) for Base Rate Loans, 1.75%
(d)The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting “2.00%” in the proviso to the first sentence thereof and replacing it with “1.75%”.
(e)The definition of “Class” in Section 1.01 of the Credit Agreement is hereby amended by adding (i) “Term B-3 Commitments,” after each instance of “Term B-2 Commitments,” and (ii) “Term B-3 Loans,” after “Term B-2 Loans,” appears therein.
(f)The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by adding “Term B-3 Commitment,” after “Term B-2 Commitment, ”appears therein.
(g)The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting “1.00%” in the proviso and replacing it with “0.75%”.
(h)The definition of “Facility” in Section 1.01 of the Credit Agreement is hereby amended by is hereby amended by adding “Term B-3 Loans,” after “Term B-2 Loans,” appears therein.
(i)The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Maturity Date” means (i) with respect to the Term B-3 Loans, the seventh anniversary of the Amendment No. 2 Effective Date; (ii) with respect to any tranche of Extended Term Loans, the final maturity date as specified in the applicable Term Loan Extension Request accepted by the respective Lender or Lenders, (iii) with respect to any Other Term Loans, the final maturity date as specified in the applicable Refinancing Amendment and (iv) with respect to any Incremental Loans, the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.
(j)The definition of “Permitted Ratio Debt” in Section 1.01 of the Credit Agreement is hereby amended by replacing each instance of “Amendment No. 2 Effective Date” with “Amendment No. 3 Effective Date.”
(k)The definition of “Repricing Transaction” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Repricing Transaction” means the prepayment, refinancing, substitution or replacement of all or a portion of the Term B-3 Loans with the incurrence by Holdings, the Borrower or any Subsidiary of any new or replacement tranche of term loans having an effective yield (with the comparative determinations to be made by the Administrative Agent consistent with generally accepted financial practices, after giving effect to, among other factors, margin, interest rate floors, upfront or similar fees or original issue discount shared with all providers of such financing, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Eurocurrency Rate (other than due to the last proviso of the definition thereof)) that is less than the effective yield (as determined by the Administrative Agent on the same basis) of such Term B-3 Loans so repaid, refinanced, substituted or replaced (excluding any new or replacement term loans incurred in connection with a Change of Control), including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, such Term B-3 Loans or the incurrence of any Replacement Term Loans or Refinancing Term Loans.
(l)The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by adding “Term B-3 Loan,” after “Term B-2 Loan,”.
(m)Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (d) to such Section:
“(d)    (i) Subject to the terms and conditions hereof and of Amendment No. 3, each Term Lender severally agrees to exchange its Exchanged Term Loans for a like principal amount of Term B-3 Loans on the Amendment No. 3 Effective Date, and hereby authorizes and instructs the Administrative Agent to delete its entry for such Term Lender’s Term B-1 Loans and/or Term B-2 Loans, as applicable, in the Register and substitute such entry with such Term B-3 Loans of such Term Lender.
(ii) Subject to the terms and conditions hereof and of Amendment No. 3, each Additional Term B-3 Lender severally agrees to make an Additional Term B-3 Loan to the Borrower on the Amendment No. 3 Effective Date in the principal amount equal to its Additional Term B-3 Commitment on the Amendment No. 3 Effective Date. The Borrower shall prepay the Non-Exchanged Term Loans with a like amount of the gross proceeds of the Additional Term B-3 Loans, concurrently with the receipt thereof.
(iii) The Borrower shall pay to the Term Lenders immediately prior to the effectiveness of Amendment No. 3 all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date.
(iv) The Term B-3 Loans shall have the same terms as the Term B-1 Loans and Term B-2 Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 3, except as modified by Amendment No. 3; it being understood that the Term B-3 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-1 Loans and Term B-2 prior to the Amendment No. 3 Effective Date.”
(n)Sections 2.05(a)(iv) and 2.05(b)(v)(B) of the Credit Agreement shall hereby be amended by adding “or the Amendment No. 3 Effective Date” after each instance of “Amendment No. 1 Effective Date”.
(o)Section 2.05(a)(vi) of the Credit Agreement is hereby amended and restated with the following:
“(vi) Notwithstanding the foregoing, in the event that, on or prior to the six month anniversary after the Amendment No. 3 Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Term B-3 Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B-3 Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B-3 Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”
(p)Section 2.06 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:
“The Term B-3 Commitment of each Additional Term B-3 Lender shall be automatically terminated on the Amendment No. 3 Effective Date upon the borrowing of the Additional Term B-3 Loans on such date.”
(q)Section 2.07 of the Credit Agreement is hereby amended by (i) replacing each instance of (x)“Term B-1 Loans” appearing in clause (a) therein with “Term B-3 Loans”

and (y) “Closing Date” appearing in clause (a) therein with “Amendment No. 3 Effective Date” and (ii) clause (b) of Section 2.07 is hereby deleted it in its entirety.
(r)Section 6.15 of the Credit Agreement is hereby amended by replacing “Term B-1 Loans and Term B-2 Loans” appearing therein with “Term B-3 Loans”.
(s)Section 7.10 of the Credit Agreement is hereby amended by adding the following as a new paragraph to such Section:
“Use the proceeds of all Term B-3 Loans for any purpose other than to refinance the Term B-1 Loans and Term B-2 Loans.”
(t)Section 10.07(b)(i)(A) of the Credit Agreement is hereby amended by deleting the word “or” prior to clause (v) of the proviso of such section and replacing it with a comma and adding immediately prior to the semicolon therein “or (vi) prior to the date that is 90 days after the Amendment No. 3 Effective Date, assignments made by the Additional Term B-3 Lender or any of its affiliates in connection with the primary allocation of the Term B-3 Loans”.
(a)    Section 10.07(b)(i)(B) of the Credit Agreement is hereby amended by deleting the word “or” prior to clause (ii) of the proviso of such section and replacing it with a comma and adding immediately prior to the period therein “or (iii) prior to the date that is 90 days after the Amendment No. 3 Effective Date, assignments made by the Additional Term B-3 Lender or any of its affiliates in connection with the primary allocation of the Term B-3 Loans”.
(b)    Section 10.07(b)(ii)(C) of the Credit Agreement is hereby amended by adding the following at the end of such section “; provided further that the requirements of this Section 10.07(b)(ii)(C) shall not apply to assignments made by the Additional Term B-3 Lender or any of its affiliates prior to the date that is 90 days after the Amendment No. 3 Effective Date in connection with the primary allocation of the Term B-3 Loans.”
(c)    After giving effect to the other amendments and waivers set forth in this Amendment, all references to “Term B-1 Loan,” (but not Additional Term B-1 Loan) “Term B-2 Loan,” “Term B-1 Commitment” (but not Additional Term B-1 Commitment) and “Term B-2 Commitment” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B-3 Loan” and “Term B-3 Commitment,” respectively (other than any such references contained in (i) the introductory paragraphs to the Credit Agreement, (ii) in the following definitions: “Additional Term B-1 Commitment”, “Additional Term B-1 Lender”, “Additional Term B-1 Loan”, “Class”, “Exchanged Term B Loans”, “Facility”, “Term B-1 Commitment”, “Term B-1 Lender”, “Term B-1 Loan”, “Term B-2 Commitment”, “Term B-2 Lender”, “Term B-2 Loan”, “Term Loan” and “Transactions”, (iii) Section 2.01(b) and (c), (iv) Section 2.06, (v) Section 2.09(c), (vi) Section 7.10 and (vii) Section 10.07(b)(i)(A)(i)(y); provided that instances in which “Term B-3” becomes duplicative by operation of this clause (w), shall be interpreted as a singular instance of “Term B-3” as the context may require).

(d)    The Lenders delivering Consents hereto, the Additional Term B-3 Lender and the Administrative Agent consent to an Interest Period beginning on the Amendment No. 3 Effective Date and ending on May 31, 2015 in respect of the Eurocurrency Rate Borrowing incurred on the Amendment No. 3 Effective Date under the Term B-3 Loans.
Section 2.    Representations and Warranties.
The Borrower and each Subsidiary Guarantor represents and warrants to the Lenders as of the date hereof and the Amendment No. 3 Effective Date that:
(a)    Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.
(b)    At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 3.    Conditions to Effectiveness.
This Amendment shall become effective (the “Amendment No. 3 Effective Date”) on the date on which each of the following conditions is satisfied:
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:
(1)    counterparts of this Amendment executed by (A) each Loan Party, (B) the Administrative Agent and (C) the Additional Term B-3 Lender;
(2)    a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 3 Effective Date, if any; and
(3)    an opinion of Kirkland & Ellis LLP, New York counsel to the Loan Parties, dated the Amendment No. 3 Effective Date and addressed to each Amendment No. 3 Arranger, the Administrative Agent and the Lenders, substantially in the form previously provided to the Administrative Agent;

(4)    (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended since the Amendment No. 2 Effective Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 3 Effective Date, or in the alternative, certifying that such by-laws or operating agreements have not been amended since the Amendment No. 2 Effective Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, or in the alternative, certifying that such resoultions have not been amended since the Amendment No. 2 Effective Date and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B) or in the alternative, certifying that the incumbency and specimen signature for each officer executing any Loan Document on behalf of any Loan Party has not changed since the Amendment No. 2 Effective Date; and
(5)    a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (e) and (f) of this Section 3 and that the Term B-3 Loans meet the requirements and conditions to be Refinancing Term Loans.
(b)    Receipt of Consents from Term Lenders and/or receipt of a Joinder executed by one or more Additional Term B-3 Lenders such that the aggregate principal amount of the Exchanged Term Loans plus the aggregate principal amount of the Additional Term B-3 Commitments shall equal the aggregate principal amount of the outstanding Term B-1 Loans and Term B-2 Loans immediately prior to the effectiveness of this Amendment.
(c)    The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 3 Effective Date, all accrued and unpaid interest on the Term B-1 Loans and Term B-2 Loans to, but not including, the Amendment No. 3 Effective Date on the Amendment No. 3 Effective Date.
(d)    All fees and expenses due to the Administrative Agent, the Amendment No. 3 Arrangers and the Lenders (including, without limitation, pursuant to Section 5 hereof) required to be paid on the Amendment No. 3 Effective Date shall have been paid.
(e)    Other than those that shall be waived pursuant to the first sentence of Section 4, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.
(f)    The representations and warranties of the Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement and Section 2 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.
(g)    To the extent reasonably requested by an Additional Term B-3 Lender in writing not less than five (5) Business Days prior to the Amendment No. 3 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.
(h)    The Administrative Agent shall have received a Committed Loan Notice not later than 1:00 p.m. (New York time) on the Business Day prior to the date of the proposed Credit Extension.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date and such notice shall be conclusive and binding.
Section 4.    Amendments and Waivers.
The Borrower, the Administrative Agent and the Required Lenders (immediately after giving effect to the Amendment No. 3 Effective Date) hereby agree to the following amendments and waivers to the Credit Agreement that will be effective immediately after giving effect to the Amendment No. 3 Effective Date:

(i)    The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “British Bankers Association LIBOR Rate (“BBA LIBOR”)” and replacing it with “ICE Benchmark Administration Limited LIBOR Rate (“ICE LIBOR”)” and (ii) replacing each remaining instance of “BBA LIBOR” appearing in such definition with “ICE LIBOR”.
(ii)    Section 2.14(d)(v) is hereby amended by replacing each instance of “Amendment No. 2 Effective Date” with “Amendment No. 3 Effective Date”.
(iii)    Section 2.14(d)(v)(B) is hereby amended to add, after “ABL Facility” appears in that clause (B), the following: “after the Amendment No. 3 Effective Date”.
(iv)    Section 2.14(e)(iii) is hereby amended as follows by: (a) adding “Term” between “Incremental” and “Loans” in the lone instance of “Incremental Loans” appearing therein, (b) replacing each instance of “Term Loans” and “Term Loan” appearing therein (other than instances involving “Incremental Term Loan” or “Incremental Term Loans”) with “Term B-3 Loans” and “Term B-3 Loan” respectively and (c) replacing “1.00%” and “2.00%” appearing therein with “0.75%” and “1.75%” respectively.
(v)    Section 7.01(b) is hereby amended by replacing each instance of (i) “Amendment No. 2 Effective Date” with “Amendment No. 3 Effective Date” and (ii) “Amendment No. 2” with “Amendment No. 3”.
(vi)    Section 7.02(f) is hereby amended by replacing each instance of (i) “Amendment No. 2 Effective Date” with “Amendment No. 3 Effective Date” and (ii) “Amendment No. 2” with “Amendment No. 3”.
(vii)    Section 7.03(b) is hereby amended by replacing each instance of (i) “Amendment No. 2 Effective Date” with “Amendment No. 3 Effective Date” and (ii) “Amendment No. 2” with “Amendment No. 3”.
(viii)    Section 7.08(j) is hereby amended by replacing each instance of (i) “Amendment No. 2 Effective Date” with “Amendment No. 3 Effective Date” and (ii) “Amendment No. 2” with “Amendment No. 3”.
(ix)    7.09(b)(i) is hereby amended by replacing each instance of (i) “Amendment No. 2 Effective Date” with “Amendment No. 3 Effective Date” and (ii) “Amendment No. 2” with “Amendment No. 3”.
(x)    Section 7.11(a) of the Credit Agreement shall be amended by (A) deleting “and thereafter” from the last row of the table in such Section and (B) adding at the bottom of such table a new row that states under (I) “Fiscal Year Ending” the following: “After March 31, 2019” and (II) each of “First Quarter”, “Second Quarter” “Third Quarter” and “Fourth Quarter” the following: “3.75:1.00”.
(xi)    Section 7.11(b) of the Credit Agreement shall be amended by (A) deleting “and thereafter” from the last row of the table in such Section and (B) adding at the bottom of such table a new row that states under (I) “Fiscal Year Ending” the following: “After March 31, 2018” and (II) each of “First Quarter”, “Second Quarter” “Third Quarter” and “Fourth Quarter” the following: “3.50:1.00”.
(xii)    Schedules 7.01, 7.02, 7.03, 7.08 and 7.09 attached hereto shall replace in their entirety Sections 7.01(b), 7.02(f), 7.03(b), 7.08 and 7.09 of the Confidential Disclosure Letter.
(xiii)    Exhibit E-1 of the Credit Agreement shall be amended and restated in the form of Exhibit C attached hereto.
(xiv)    Immediately after giving effect to the making of the Term B-3 Loans, the Required Lenders and Administrative Agent waive any Default or Event of Default solely arising from (i) the failure of the Borrower to deliver, in respect of the prepayment of the Term B-2 Loans and Term B-1 Loans occurring on the Amendment No. 3 Effective Date, a Prepayment Notice pursuant to Section 2.05 of the Credit Agreement, (ii) payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the exchange of Term B-1 and B-2 Loans into Term B-3 Loans and (iii) the Borrower’s failure to deliver, on the Amendment No. 3 Effective Date with respect to the borrowing on that day of the Term B-3 Loans, a Committed Loan Notice pursuant to Section 4.02 of the Credit Agreement not later than the time specified in Section 2.02(a) of the Credit Agreement.
Section 5.    Expenses.
The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the Amendment No. 3 Arrangers.
Section 6.    Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 7.    Governing Law and Waiver of Right to Trial by Jury.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 8.    Headings.
The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.    Reaffirmation.
Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Term B-3 Loans hereunder) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Term B-3 Loans hereunder) pursuant to the Collateral Documents.
Section 10.    Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, on and after the Amendment No. 3 Effective Date, this Amendment shall for all purposes constitute a Refinancing Amendment and Loan Document.
Section 11.    FATCA.
The Borrower, the Administrative Agent and the Lenders shall treat all of the Term B-3 Loans issued on the Amendment No. 3 Effective Date, including any Term B-3 Loans issued in exchange for Exchanged Term Loans, as one fungible tranche for U.S. federal (and all applicable state and local) income tax purposes. For purposes of determining withholding Taxes imposed under FATCA, including any FATCA-related compliance of any Person with Section 3.01(e) of the Credit Agreement, from and after the Amendment No. 3 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) the Term B-3 Loans as not being “grandfathered obligations” within the meaning of Treasury Regulation Sections 1.1471-2(b)(2) and 1.1471-2T(b)(2).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
PRESTIGE BRANDS HOLDINGS, INC.,
as Holdings and a Guarantor
By:    /s/ Ronald M. Lombardi
    Name:    Ronald M. Lombardi
    Title:    Chief Financial Officer and Treasurer
PRESTIGE BRANDS, INC.,
as Borrower
By:    /s/ Ronald M. Lombardi
    Name:    Ronald M. Lombardi
    Title:    Chief Financial Officer and Treasurer
BLACKSMITH BRANDS, INC.
INSIGHT PHARMACEUTICALS CORPORATION
INSIGHT PHARMACEUTICALS LLC
MEDTECH HOLDINGS, INC.
MEDTECH PRODUCTS INC.
PRESTIGE BRANDS HOLDINGS, INC.
PRESTIGE BRANDS INTERNATIONAL, INC.
PRESTIGE SERVICES CORP.
THE CUTEX COMPANY
THE SPIC AND SPAN COMPANY,
as Subsidiary Guarantors

By:	/s/ Ronald M. Lombardi Name: Ronald M. Lombardi Title: Chief Financial Officer

CITIBANK, N.A., as Administrative Agent
By:    /s/ Caesar Wyszomirski
    Name: Caesar Wyszomirski
    Title: Vice President

2

EXHIBIT A

CONSENT TO AMENDMENT NO. 3
CONSENT TO AMENDMENT NO. 3 (this “Consent”) to Amendment No. 3 (“Amendment”) to that certain Credit Agreement, dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of February 21, 2013 and by Amendment No. 2, dated as of September 3, 2014, the “Credit Agreement”), by and among PRESTIGE BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), PRESTIGE BRANDS, INC., a Delaware corporation (the “Borrower”), the other Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
Existing Term Lenders
The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):
Cashless Settlement Option
to convert 100% of the outstanding principal amount of the Term Loan(s) held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 3 Arrangers) into a Term B-3 Loan in a like principal amount.
Post-Closing Settlement Option
to have 100% of the outstanding principal amount of the Term Loan(s) held by such Lender prepaid on the Amendment No. 3 Effective Date and purchase by assignment a principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Amendment No. 3 Arrangers).
Current Holding Amount:    Term Loan B-1: $________________

Term Loan B-2:     $________________
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.
________________________________________,
as a Lender (type name of the legal entity)
By:    ___________________________________
Name:
Title:

[Consent to Amendment No. 3]

EXHIBIT A

If a second signature is necessary:
By:    ___________________________________
Name:
Title:

[Consent to Amendment No. 3]

EXHIBIT B

JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of May 8, 2015(this “Agreement”), by and among [ADDITIONAL TERM B-3 LENDER] (each, an “Additional Term B-3 Lender” and, collectively, the “Additional Term B-3 Lenders”), PRESTIGE BRANDS, INC. (the “Borrower”), and CITIBANK, N.A. (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 31, 2012 (and amended by Amendment No. 1 dated as of February 21, 2013 and Amendment No. 2, dated as of September 3, 2014) and amended by Amendment No. 3, dated as of May 8, 2015 (“Amendment No. 3”) (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among PRESTIGE BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Borrower, the other Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), CITIBANK, N.A., as Administrative Agent and the other Agents named therein (capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or Amendment No. 3, as applicable);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers desire to establish Refinancing Term Commitments that it shall designate as Additional Term B-3 Commitments with existing Term Lenders and/or Additional Term B-3 Lenders; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B-3 Lenders shall become Lenders pursuant to one or more Joinders;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Additional Term B-3 Lender hereby agrees to provide the Additional Term B-3 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(d) of the Credit Agreement. The Additional Term B-3 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. For the avoidance of doubt, each Additional Term B-3 Lender hereby consents to Amendment No.3 to the Credit Agreement.

Each Additional Term B-3 Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Term B-3 Commitments provided pursuant to this Agreement shall constitute Term B-3 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B-3 Lender hereby agrees to make an Additional Term B-3 Loan to the Borrower in an amount equal to its Additional Term B-3 Commitment on the Amendment No. 3 Effective Date in accordance with Section 2.01(d) of the Credit Agreement.
Each Additional Term B-3 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Additional Term B-3 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-3 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-3 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-3 Commitment set forth on its signature page hereto, effective as of the Amendment No. 3 Effective Date.
For each Additional Term B-3 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-3 Lender may be required to deliver to the Administrative Agent pursuant to Section 3.01(a) of the Credit Agreement.
This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.
[NAME OF ADDITIONAL TERM B-3 LENDER]
By:____________________________________
Name:
Title:
If a second signature is necessary:
By:___________________________________
Name:
Title:
Additional Term B-3 Commitments:
$_________________________________
PRESTIGE BRANDS, INC.
By:________________________________
Name:
Title:

Accepted:

CITIBANK, N.A.,
as Administrative Agent

By:	Name: Title:

EXHIBIT C

Amended and Restated Form of Assignment & Assumption
[See Attached]

FORM OF ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

_________________________

[1]
For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]
For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.

[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

CG&R Draft

1.	Assignor[s]:	_________________________________
_________________________________
2.	Assignee[s]:	_________________________________
_________________________________
[for each Assignee, indicate if [Affiliate][Approved Fund] of [identify Lender]]
3.	Affiliate Status:

4.	Borrower:	Prestige Brands, Inc.
5.	Administrative Agent:	Citibank, N.A., including any successor thereto, as the administrative agent under the Credit Agreement
6.	Credit Agreement:
The Credit Agreement, dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of February 21, 2013, by Amendment No. 2, dated as of September 3, 2014 and by Amendment No. 3, dated as of May 8, 2015), among Prestige Brands Holdings, Inc., a Delaware corporation, Prestige Brands, Inc., a Delaware corporation (the “Borrower”), the other Guarantors party thereto, the Lenders from time to time party thereto, Citibank, N.A., as Administrative Agent and the other parties from time to time party thereto

7.	Assigned Interest:

CG&R Draft

Assign- or[s][5]	Assignee[s][6]	Facility Assigned[7]	Aggregate Amount of Commitment/Loans for all Lenders[8]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[9]	CUSIP Number

		____________	$________________	$_________	____________%
		____________	$________________	$_________	____________%
		____________	$________________	$_________	____________%

[8.	Trade Date:	__________________]

Effective Date: __________________, 20__ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

_________________________

[5]	List each Assignor, as appropriate.

[6]	List each Assignee, as appropriate.

[7]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment and Assumption (e.g. “Term B-3 Loans”, “Other Term Loans”, “Extended Term Loans”, etc.).

8 Amounts in this column and in the column immediately to the right to be adjusted by the counter-parties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

9 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

10 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

CG&R Draft

The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:    ________________________________
Name:
Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:    _______________________________
Name:
Title:
[Consented to and] 11Accepted:
CITIBANK, N.A., as Administrative Agent
By:
    Name:
    Title:

[Consented to]: 12
PRESTIGE BRANDS, INC.
By:
    Name:
    Title:

______________________

[11]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

[12]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

CG&R Draft